Net earnings per share	12 Months Ended
Nov. 30, 2011
Net earnings per share
Net earnings per share

3.     Net earnings per share

        Basic net earnings per share is computed by dividing net income by the weighted average number of common shares. Diluted net earnings per share gives effect to all potentially dilutive common share equivalents outstanding during the period.

	Number of common shares
	Year Ended November 30,
	2011	2010	2009
Total weighted average common shares—basic	29,605	30,101	29,402
Dilutive effect of share options	60	113	—
Dilutive effect of restricted stock units	966	1,056	—

Total weighted average common shares—diluted	30,631	31,270	29,402

Number of options and other share based awards excluded from the calculation because the effect would be anti-dilutive	—	—	246